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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

Board of Directors
Metro Global Media, Inc.

We consent to the use in this Registration Statement of Metro Global Media, Inc. on Form S-8 of our report dated July 24, 1998 appearing in Form 10-KSB for the fiscal year ended May 31, 1998 and 1997 which is incorporated by reference as part of this Registration Statement.


/s/ TRIEN, ROSENBERG, ROSENBERG, WEINBERG,
    CIULLO & FAZZARI, LLP

Morristown, New Jersey